SEC. File Nos. 33-6180
                          811-4694

            SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM N-1A
                  Registration Statement
                           Under
                 the Securities Act of 1933
            Post-Effective Amendment No. 12
                           and
                  Registration Statement
                          Under
            The Investment Company Act of 1940
                  Amendment No. 14

        THE AMERICAN FUNDS TAX-EXEMPT SERIES II
  (Exact Name of Registrant as specified in charter)
               333 South Hope Street
          Los Angeles, California 90071
      (Address of principal executive offices)

Registrant's telephone number, including area code:
                 (213) 486-9200


JULIE F. WILLIAMS
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)


Copies to:
Cary I. Klafter, Esq.
MORRISON & FOERSTER
345 California Street
San Francisco, California 94104
(Counsel for the Registrant)

The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.
   On October 16, 1995, it filed its 24f-2 notice for fiscal 1995.

                 Approximate date of proposed public offering:
   It is proposed that this filing become effective on November 1, 1995, pursuant to paragraph (b) of rule 485.

THE AMERICAN FUNDS TAX-EXEMPT SERIES II
The Tax-Exempt Fund of California
CROSS REFERENCE SHEET

ITEM NUMBER OF

PART "A" OF FORM N-1A                                          CAPTIONS IN PROSPECTUS (PART "A")

 1.       COVER PAGE                             COVER PAGE

 2.       SYNOPSIS                               SUMMARY OF EXPENSES

 3.       CONDENSED FINANCIAL INFORMATION        FINANCIAL HIGHLIGHTS

 4.       GENERAL DESCRIPTION OF REGISTRANT      INVESTMENT OBJECTIVE AND POLICIES

 5.       MANAGEMENT OF THE FUND                 SUMMARY OF EXPENSES: FUND ORGANIZATION AND

                                                 MANAGEMENT

 6.       CAPITAL STOCK AND OTHER SECURITIES     INVESTMENT OBJECTIVES AND POLICIES; CERTAIN

                                                 SECURITIES AND INVESTMENT TECHNIQUES;

                                                 FUND ORGANIZATION AND MANAGEMENT;

                                                 DIVIDENDS, DISTRIBUTIONS AND TAXES

 7.       PURCHASE OF SECURITIES BEING OFFERED   PURCHASING SHARES

 8.       REDEMPTION OR REPURCHASE               REDEEMING SHARES

 9.       LEGAL PROCEEDINGS                      N/A



  ITEM NUMBER OF                                           CAPTIONS IN STATEMENT OF

PART "B" OF FORM N-1A                                          ADDITIONAL INFORMATION (PART "B")

10.       COVER PAGE                             COVER

11.       TABLE OF CONTENTS                      TABLE OF CONTENTS

12.       GENERAL INFORMATION AND HISTORY        GENERAL INFORMATION; INVESTMENT RESTRICTIONS

13.       INVESTMENT OBJECTIVES AND POLICIES     DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES;

                                                 INVESTMENT RESTRICTIONS

14.       MANAGEMENT OF THE REGISTRANT           TRUST OFFICERS AND TRUSTEES; MANAGEMENT

15.       CONTROL PERSONS AND PRINCIPAL HOLDERS   TRUST OFFICERS AND TRUSTEES

                                                 OF SECURITIES

16.       INVESTMENT ADVISORY AND OTHER SERVICES   MANAGEMENT

17.       BROKERAGE ALLOCATION AND OTHER PRACTICES   EXECUTION OF PORTFOLIO TRANSACTIONS

18.       CAPITAL STOCK AND OTHER SECURITIES     NONE

19.       PURCHASE, REDEMPTION AND PRICING OF    PURCHASE OF SHARES; SHAREHOLDER

          SECURITIES BEING OFFERED               ACCOUNT SERVICES AND PRIVILEGES

20.       TAX STATUS                             DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

21.       UNDERWRITER                            MANAGEMENT -- PRINCIPAL UNDERWRITER

22.       CALCULATION OF PERFORMANCE DATA        INVESTMENT RESULTS

23.       FINANCIAL STATEMENTS                   FINANCIAL STATEMENTS




ITEM IN PART "C"

24.       FINANCIAL STATEMENTS AND EXHIBITS

25.       PERSONS CONTROLLED BY OR UNDER

          COMMON CONTROL WITH REGISTRANT

26.       NUMBER OF HOLDERS OF SECURITIES

27.       INDEMNIFICATION

28.       BUSINESS AND OTHER CONNECTIONS OF

          INVESTMENT ADVISER

29.       PRINCIPAL UNDERWRITERS

30.       LOCATION OF ACCOUNTS AND RECORDS

31.       MANAGEMENT SERVICES

32.       UNDERTAKINGS


  SIGNATURE PAGE

                                    Prospectus

                     THE TAX-EXEMPT FUND OF CALIFORNIA(SM)

                            AN OPPORTUNITY FOR INCOME
                         FREE FROM FEDERAL AND CALIFORNIA
                        INCOME TAXES. ADDITIONALLY, THE
                         FUND SEEKS TO PRESERVE CAPITAL.

                    [LOGO OF THE AMERICAN FUNDS GROUP(R)]

                              November 1, 1995

                       THE TAX-EXEMPT FUND OF CALIFORNIA

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund's investment objective is to provide investors with a high level of current income exempt from federal and California income taxes. Consistent with this primary objective is the additional objective of preservation of capital. It seeks to achieve its objectives by investing primarily in investment grade tax-exempt securities issued by the State of California, its political subdivisions, municipalities and public authorities.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated November 1, 1995, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    20-010-1195

================================================================================

SUMMARY
OF EXPENSES

Average annual
expenses paid over a
10-year period would
be approximately
$13 per year,
assuming a $1,000
investment and a 5%
annual return.

                   TABLE OF CONTENTS

Summary of Expenses..............................      2
Financial Highlights.............................      3
Investment Objectives and Policies...............      3
Certain Securities and Investment Techniques.....      4
Investment Results...............................      7
Dividends, Distributions and Taxes...............      7
Fund Organization and Management.................      8
The American Funds Shareholder Guide.............  12-20
Purchasing Shares................................     12
Reducing Your Sales Charge.......................     15
Shareholder Services.............................     16
Redeeming Shares.................................     18
Retirement Plans.................................     20


         IMPORTANT PHONE NUMBERS

Shareholder Services:    800/421-0180 ext. 1
Dealer Services:         800/421-9900 ext. 11
American FundsLine(R):   800/325-3590
(24-hour information)



This table is designed to help you understand costs of investing in the fund. These are historical expenses; your actual expenses may vary.


SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price).................................  4.75%/1/

The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.....................................................  0.42%
12b-1 expenses......................................................  0.18%/3/
Other expenses (including audit, legal, shareholder
services, transfer agent and custodian expenses)....................  0.13%
Total fund operating expenses.......................................  0.73%



EXAMPLE                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                      ------ ------- ------- --------
You would pay the following
cumulative expenses on a
$1,000 investment, assuming
a 5% annual return./4/        $55     $70     $86     $134


/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Purchases of $1 million or more are not subject to an initial sales charge as described in this prospectus. However, a contingent deferred sales charge of 1% applies on certain redemptions within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares-- Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

================================================================================

          FINANCIAL    The following information has been audited by Deloitte
         HIGHLIGHTS    & Touche LLP, independent accountants, whose unquali-
       (For a share    fied report covering each of the most recent five years
        outstanding    is incorporated by reference in the statement of addi-
     throughout the    tional information. This information should be read in
       fiscal year)    conjunction with the financial statements and accompa-
                       nying notes which are also included in the statement of additional information.


                                              YEAR ENDED AUGUST 31
                         -----------------------------------------------------------------------
                          1995    1994    1993    1992    1991    1990    1989    1988   1987/1/
                         ------  ------  ------  ------  ------  ------  ------  ------  -------
 Net Asset Value, Begin-
  ning of Year.......... $15.40  $16.30  $15.21  $14.59  $13.87  $14.16  $13.63  $13.72  $14.29
                         ------  ------  ------  ------  ------  ------  ------  ------  ------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income..    .86     .84     .84     .85     .85     .84     .86     .82     .65
 Net realized and
  unrealized gain (loss)
  on investments........    .34    (.84)   1.09     .62     .72    (.29)    .53    (.09)   (.57)
                         ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total from investment
  operations............   1.20     .00    1.93    1.47    1.57     .55    1.39     .73     .08
                         ------  ------  ------  ------  ------  ------  ------  ------  ------
 LESS DISTRIBUTIONS:
 Dividends from net in-
  vestment income.......   (.86)   (.84)   (.84)   (.85)   (.85)   (.84)   (.86)   (.82)   (.65)
 Distributions from net
  realized gains........    --     (.06)    --      --      --      --      --      --      --
                         ------  ------  ------  ------  ------  ------  ------  ------  ------
 Total distributions....   (.86)   (.90)   (.84)   (.85)   (.85)   (.84)   (.86)   (.82)   (.65)
                         ------  ------  ------  ------  ------  ------  ------  ------  ------
 Net Asset Value, End of
  Year.................. $15.74  $15.40  $16.30  $15.21  $14.59  $13.87  $14.16  $13.63  $13.72
                         ======  ======  ======  ======  ======  ======  ======  ======  ======
 Total Return/2/........   8.16%   0.13%  13.08%  10.36%  11.56%   3.96%  10.41%   5.51%   0.39%
 RATIOS/SUPPLEMENTAL
  DATA:
 Net assets, end of year
  (in millions)......... $  233  $  226  $  223  $  148  $  111  $   86  $   68  $   42  $   33
 Ratio of expenses to
  average net assets....    .73%    .71%    .71%    .74%    .85%    .93%   1.00%    .93%    .62%/3/
 Ratio of net income to
  average net assets....   5.65%   5.28%   5.36%   5.66%   5.89%   5.92%   6.06%   6.02%   4.80%/3/
 Portfolio turnover
  rate..................  41.36%  15.08%  16.82%  20.28%  33.72%  20.19%  44.56%  80.15%   0.00%

 --------
 /1/ The period ended August 31, 1987 represents the initial period of operations from October 28, 1986 to August 31, 1987.
 /2/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.
 /3/ These ratios are based on operations for the period shown and are not representative of a full years' operations.

         INVESTMENT    The fund's primary investment objective is a high level
         OBJECTIVES    of current income exempt from federal and California
       AND POLICIES    income taxes. Consistent with this primary objective is
                       the additional objective of preserving the fund's capi-
 The fund's goal is    tal. Treating high current income as the primary in-
     to provide you    vestment objective means that the fund may forego op-
  with high current    portunities that would result in capital gains and may
 income exempt from    accept prudent risks to capital value, in each case to
        federal and    take advantage of opportunities for higher current in-
  California income    come. For example, the fund may purchase, at prices
        taxes while    above their principal amounts, bonds that provide a
    preserving your    higher yield and interest income than current market
           capital.    rates.

                       As a matter of fundamental policy, the fund will under normal market conditions invest at least 80% of its as-sets in, or derive at least 80% of its income from, se-curities that are exempt from both federal and Califor-nia income taxes. The assets of the fund will be in-vested primarily in securities rated at the time of purchase within the four highest categories for bonds and the two highest categories for notes and commercial paper by either Moody's Investors Service, Inc. (Aaa, Aa, A, and Baa for bonds; MIG 1 and MIG 2 for notes; and Prime-1 and Prime-2 for commercial paper) or Stan-dard & Poor's Corporation (AAA, AA, A, and BBB for bonds; SP-1 and SP-2 for notes; and A-1 and A-2 for commercial paper)

================================================================================

                       or in securities that are not rated but are determined to be of comparable quality by Capital Research and Management Company, the fund's investment adviser. Bonds rated Baa or BBB are considered "investment grade" but also have certain speculative characteris-tics. Up to 20% of the fund's assets may be invested in tax-exempt bonds rated Ba and BB or below (or in compa-rable unrated tax-exempt bonds). Bonds rated Ba or BB or below or unrated securities that are determined to be of equivalent quality are commonly known as "junk" or "high-yield, high-risk" bonds. The ratings are more fully described in the statement of additional informa-tion.


                       The average monthly composition of the fund's portfolio based on the higher of the Moody's or S&P ratings for the fiscal year ended August 31, 1995 was as follows: bonds--Aaa/AAA-37.70%; Aa/AA-12.49%; A/A-22.09%;
                       Baa/BBB-13.39%; and non-rated-10.27%; some or all of these non-rated securities were determined to be equiv-alent to securities rated by Moody's or S&P as follows:
                       Baa/BBB-3.44%; and Ba/BB-6.83%. Money market instru-ments and cash made up 4.06% of the fund's portfolio.

                       The fund may invest up to 20% of its assets in certain tax-exempt securities, the interest on which would con-stitute an item of tax preference subject to federal alternative minimum tax on corporations and individu-als. See "Certain Securities and Investment Techniques" below. When, in the opinion of Capital Research and Management Company abnormal market conditions require a temporary defensive position, the fund may invest in taxable short-term fixed-income securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS The market value of fixed-income securities
     SECURITIES AND    generally vary inversely with the level of interest
         INVESTMENT    rates--when interest rates rise, their values will
         TECHNIQUES    generally decline and vice versa. The magnitude of
                       these changes generally will be greater the longer the
 Investing in bonds    remaining maturity of the security. Fluctuations in the
   involves certain    value of the fund's investments will be reflected in
             risks.    its net asset value per share which typically decline
                       when interest rates rise.

                       High-yield, high-risk bonds (bonds rated Ba or BB or below or comparable unrated bonds) typically are sub-ject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer than are higher-rated bonds. Their values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher-rated bonds. In

================================================================================

                       addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ba or BB or below are considered specula-tive. [Bonds rated Ca or CC are described by the rat-ings agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."]

                       Capital Research and Management Company attempts to re-duce the risks described above through diversification of the portfolio and by analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

                       MUNICIPAL LEASE OBLIGATIONS The fund may invest in mu-nicipal lease revenue obligations. The fund currently intends to purchase only municipal lease revenue obli-gations that are determined to be liquid by Capital Re-search and Management Company. In determining whether these securities are liquid, Capital Research and Man-agement Company will consider, among other things, the credit quality and support, including strengths and weaknesses of the issuer and lessee, the terms of the lease, frequency and volume of trading and number of dealers.

                       WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in the value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. (See the statement of additional information.)

                       VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

                       MATURITY There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in intermediate-term (3 to 10 years to maturity) and long-term (over 10 years to maturity) securities.

                       SPECIAL CONSIDERATIONS Because the fund will invest primarily in securities issued by the State of California, its political subdivisions, municipalities and public authorities, the fund is more susceptible to factors adversely affecting issuers of California securities than would be a comparable municipal bond mutual fund which has not concentrated in issuers in a single state.

================================================================================

                       The fund may invest up to 20% of its total assets in "private activity" bonds which pay interest constituting an item of tax preference subject to an alternative minimum tax on corporations and individuals. Accordingly, a portion of the fund's dividends may be an item of tax preference in computing a shareholder's alternative minimum tax for federal income tax purposes. In addition, with respect to corporate shareholders of the fund, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted current earnings in calculating federal and California alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic invest-ment philosophy of Capital Research and Management Com-pany is to seek fundamental values at reasonable pric-es, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's in-vestment committee). In addition, Capital Research and Management Company's research professionals make in-vestment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.


-----------------------------------------------------------------------------------------------
                                                                   YEARS OF EXPERIENCE
                                                                      AS INVESTMENT
                                                                       PROFESSIONAL
                                        YEARS OF EXPERIENCE            (APPROXIMATE)
      PORTFOLIO                            AS PORTFOLIO
   COUNSELORS FOR                          COUNSELOR FOR
 THE TAX-EXEMPT FUND   PRIMARY TITLE(S) THE TAX-EXEMPT FUND      WITH CAPITAL
    OF CALIFORNIA                          OF CALIFORNIA         RESEARCH AND
                                           (APPROXIMATE)          MANAGEMENT
                                                                 COMPANY OR ITS       TOTAL
                                                                   AFFILIATES         YEARS
----------------------------------------------------------------------------------------------
 David A. Hoag       Vice President,            2 years             4 years          8 years
                     Capital Research Company**
----------------------------------------------------------------------------------------------
 Neil L. Langberg    Senior Vice President of   Since the fund      17 years         17 years
                     the Fund.                  began operations*
                     Vice President--Investment
                     Management Group, Capital
                     Research and Management
                     Company
----------------------------------------------------------------------------------------------
 Mark R. Macdonald   Vice President--Investment 1 year              1 year           10 years
                     Management Group, Capital
                     Research and Management
                     Company
----------------------------------------------------------------------------------------------

  * The fund began operations on October 28, 1986.
 ** A wholly owned subsidiary of Capital Research and Management Company.

================================================================================

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
  return of 6.51% a    various periods, with or without sales charges. Results
 year (assuming the    calculated without a sales charge will be higher. Total
      maximum sales    returns assume the reinvestment of all dividends and
   charge was paid)    capital gain distributions.
  over its lifetime
  (October 28, 1986    The fund's yield and the average annual total returns
  through September    are calculated in accordance with Securities and
         30, 1995).    Exchange Commission requirements which provide that the
                       maximum sales charge be reflected. The fund's distribution rate is calculated by annualizing the current month's dividend and dividing by the average price for the month. For the 30-day period ended
                       September 30, 1995, the fund's SEC yield was 4.75% and the distribution rate was 5.13%, at maximum offering price. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. Among the elements used to calculate the SEC yield are the dividend and interest income earned and expenses paid by the fund, whereas the income paid to shareholders is used to calculate the distribution rate. The fund's total return over the past 12 months and average annual total returns over the past five-year and lifetime periods, as of September 30, 1995, were 4.99%, 7.60%, and 6.51%, respectively. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
      DISTRIBUTIONS    from its net investment income daily and distributes
          AND TAXES    the accrued dividends to shareholders each month.
                       Dividends begin accruing one day after payment of
             Income    shares is received by the fund or American Funds
  distributions are    Service Company. All capital gains, if any, are
   made each month.    distributed annually, usually in December. When a
                       capital gain is declared, the net asset value per share is reduced by the amount of the payment.

                       TAXES The fund intends to operate as a "regulated investment company" under the Internal Revenue Code. For any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and any net capital gains, the fund itself is relieved of federal income tax.

                       As a regulated investment company, the fund is permitted to pass through to its shareholders tax-exempt income subject to certain requirements which the fund intends to satisfy. This favorable tax treatment may not apply to shareholders who are "substantial users" (or "related persons") of facilities financed by securities held by the fund. See the statement of additional information.

                       It is anticipated that federal exempt-interest dividends paid by the fund and derived from interest on bonds exempt from California income taxation under the Constitution or statutes of California ("California municipal securities") will also be exempt from California corporate and personal income tax (although not from California franchise tax). To the

================================================================================

                       extent the fund's dividends are derived from interest on debt obligations other than California municipal securities, such dividends will be subject to California state income tax even though the dividends may be exempt from federal income tax.

                       Any fund dividends derived from taxable interest income and any distributions of capital gains will not be exempt from federal or California income tax. With respect to states other than California, distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on otherwise tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For example, a state may require that a fund hold a specified percentage of its bonds in order for the fund to pass through interest paid on these bonds to its shareholders on a state tax-exempt basis, whereas if the bonds were held directly by shareholders the interest would be exempt from state tax.

                       You will be advised as to the federal and the California personal income tax consequences of dividends and capital gain distributions. You are required by the Internal Revenue Code to report to the federal government all fund exempt-interest dividends (and all other tax-exempt interest).

                       IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO ITS RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS (OTHER THAN TAX-EXEMPT DIVIDENDS) AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes.

                       This is a brief summary of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Massachusetts business trust in 1986.
         MANAGEMENT    The fund's board supervises fund operations and
                       performs duties required by applicable state and
      The fund is a    federal law. Members of the board who are not employed
      member of The    by Capital Research and Management Company or its
     American Funds    affiliates are paid certain fees for services rendered
    Group, which is    to the fund as described in the statement of additional
  managed by one of    information. They may elect to defer all or a portion
    the largest and    of these fees through a deferred compensation plan in
   most experienced    effect for the fund. Shareholders have one vote per
         investment    share owned and, at the request of the holders of at
          advisers.    least 10% of the shares, the fund will hold a meeting
                       at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

================================================================================

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide--Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.30% of the first $60 million of the fund's net assets, plus 0.21% of net assets in excess of $60 million, plus 3% of annual gross income. Assuming net assets of $225 million and gross income levels of 4%, 5%, 6%, 7%, 8% and 9%, management fees would be .35%, .38%, .41%, .44%, .47% and .50%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

================================================================================

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). (See "Purchasing Shares--Sales Charges" below.)


                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $59,000 for the fiscal year ended August 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

================================================================================




                         AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    SERVICE       ADDRESS                AREAS SERVED
                     AREA
                   ------------------------------------------------------------
                    WEST      P.O. Box 2205                AK, AZ, CA, HI, ID,
                              Brea, CA 92622-2205          MT, NV, OR, UT, WA
                              Fax: 714/671-7080            and outside the U.S.
                   ------------------------------------------------------------
                    CENTRAL-  P.O. Box 659522              AR, CO, IA, KS, LA,
                    WEST      San Antonio, TX 78265-9522   MN, MO, ND, NE, NM,
                              Fax: 210/530-4050            OK, SD, TX, and WY
                   ------------------------------------------------------------
                    CENTRAL-  P.O. Box 6007                AL, IL, IN, KY, MI,
                    EAST      Indianapolis, IN 46206-6007  MS, OH, TNand WI
                              Fax: 317/735-6620
                   ------------------------------------------------------------
                    EAST      P.O. Box 2280                CT, DE, FL, GA, MA,
                              Norfolk, VA 23501-2280       MD, ME, NC, NH, NJ,
                              Fax: 804/670-4773            NY, PA, RI, SC, VA,
                                                           VT, WV and
                                                           Washington, D.C.
                   ------------------------------------------------------------
                     ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE
                     COMPANY AT 800/421-0180 FOR SERVICE.
                   ------------------------------------------------------------


                                [MAP OF THE UNITED STATES OF AMERICA]


                   ------------------------------------------------------------
                   West (light grey); Central-West (white); Central-East
                   (dark grey), East (blue)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE

                      ----------------------------------------------------------
  PURCHASING SHARES    METHOD     INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
                      ----------------------------------------------------------

                                  See "Investment      $50 minimum (except
                                  Minimums and Fund    where a lower
                                  Numbers" for         minimum is noted
                                  initial              under "Investment
                                  investment           Minimums and Fund
                                  minimums.            Numbers").
    Your investment   ----------------------------------------------------------
    dealer can help    By         Visit any            Mail directly to
 you establish your    contacting investment dealer    your investment
  account--and help    your       who is registered    dealer's address
      you add to it    investment in the state         printed on your
 whenever you like.    dealer     where the            account statement.
                                  purchase is made
                                  and who has a
                                  sales agreement
                                  with American
                                  Funds
                                  Distributors.
                      ----------------------------------------------------------
                       By mail    Make your check      Fill out the account
                                  payable to the       additions form at the
                                  fund and mail to     bottom of a recent
                                  the address          account statement,
                                  indicated on the     make your check
                                  account              payable to the fund,
                                  application.         write your account
                                  Please indicate      number on your check,
                                  an investment        and mail the check
                                  dealer on the        and form in the
                                  account              envelope provided
                                  application.         with your account
                                                       statement.
                      ----------------------------------------------------------
                       By wire    Call 800/421-0180    Your bank should wire
                                  to obtain your       your additional
                                  account              investments in the
                                  number(s), if        same manner as
                                  necessary. Please    described under
                                  indicate an          "Initial Investment."
                                  investment dealer
                                  on the account.
                                  Instruct your
                                  bank to wire
                                  funds to:

                                  Wells Fargo Bank
                                  155 Fifth Street
                                  Sixth Floor
                                  San Francisco,
                                  CA 94106
                                  (ABA #121000248)

                                  For credit to the
                                  account of:
                                  American Funds
                                  Service Company
                                  a/c #4600-076178
                                  (fund name)
                                  (your fund acct.
                                  no.)
                      ----------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.
                      ----------------------------------------------------------

                      SHARE PRICE Shares are purchased at the next offering price after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

                      SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

================================================================================

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAILABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                                                       MINIMUM
                                                       INITIAL    FUND
FUND                                                  INVESTMENT NUMBER
----                                                  ---------- ------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund(R)......................................     $1,000     02
American Balanced Fund(R)..........................        500     11
American Mutual Fund(R)............................        250     03
Capital Income Builder(R)..........................      1,000     12
Capital World Growth and Income Fund(SM)...........      1,000     33
EuroPacific Growth Fund(R).........................        250     16
Fundamental Investors(SM)..........................        250     10
The Growth Fund of America(R)......................      1,000     05
The Income Fund of America(R)......................      1,000     06
The Investment Company of America(R)...............        250     04
The New Economy Fund(R)............................      1,000     14
New Perspective Fund(R)............................        250     07
SMALLCAP World Fund(SM)............................      1,000     35
Washington Mutual Investors Fund(SM)...............        250     01

                                                       MINIMUM
                                                       INITIAL    FUND
FUND                                                  INVESTMENT NUMBER
----                                                  ---------- ------
BOND FUNDS
American High-Income Municipal Bond FundSM.........     $1,000     40
American High-Income Trust(R)......................      1,000     21
The Bond Fund of America(SM).......................      1,000     08
Capital World Bond Fund(R).........................      1,000     31
Intermediate Bond Fund of America(R)...............      1,000     23
Limited Term Tax-Exempt Bond Fund of America(SM)...      1,000     43
The Tax-Exempt Bond Fund of America(SM)............      1,000     19
The Tax-Exempt Fund of California(R)*..............      1,000     20
The Tax-Exempt Fund of Maryland(R)*................      1,000     24
The Tax-Exempt Fund of Virginia(R)*................      1,000     25
U.S. Government Securities Fund(SM)................      1,000     22

MONEY MARKET FUNDS
The Cash Management Trust of America(R)............      2,500     09
The Tax-Exempt Money Fund of America(SM)...........      2,500     39
The U.S. Treasury Money Fund of America(SM)........      2,500     49

 --------
* Available only in certain states.


                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

================================================================================


                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).


                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional promotional incentives to dealers. Currently these incentives are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These incentive payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these promotional incentives.


                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within one year of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for

================================================================================

                       providing certain services. (See "Fund Organization and Management-- Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealer; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

================================================================================

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")


                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.


        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the

================================================================================

                       minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

================================================================================

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

                       ---------------------------------------------------------

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       ---------------------------------------------------------
                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       ---------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       ---------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       ---------------------------------------------------------
                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

================================================================================

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions within the first year on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without sales charge (any contingent deferred sales charge paid will be credited to your

================================================================================

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

         RETIREMENT    You may invest in the funds through various retirement
              PLANS    plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

20

                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                       THE TAX-EXEMPT FUND OF CALIFORNIA
                                    Part B
                    Statement of Additional Information
                              NOVEMBER 1, 1995
    This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 1, 1995 of The American Funds Tax-Exempt Series II (the "Trust"). The Trust currently consists of one series, The Tax-Exempt Fund of California (the "fund"). The Prospectus may be obtained from your investment dealer or financial planner or by writing to the Trust at the following address:

The American Funds Tax-Exempt Series II
Attention:  Secretary
333 South Hope Street
Los Angeles, CA  90071
(213) 486-9200

                               Table of Contents


ITEM                                                         PAGE
                                                             NO.



DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES    1

INVESTMENT RESTRICTIONS                                      8

TRUST OFFICERS AND TRUSTEES                                  11

MANAGEMENT                                                   14

DIVIDENDS AND DISTRIBUTIONS                                  17

ADDITIONAL INFORMATION CONCERNING TAXES                      17

PURCHASE OF SHARES                                           21

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                  23

EXECUTION OF PORTFOLIO TRANSACTIONS                          24

GENERAL INFORMATION                                          24

INVESTMENT RESULTS                                           25

DESCRIPTION OF RATINGS FOR DEBT SECURITIES                   29

FINANCIAL STATEMENTS                                         ATTACHE
                                                             D



          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

INVESTMENT POLICIES -- Up to 20% of the fund's total assets may be invested in tax-exempt securities that are rated below the four highest categories by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's) (or equivalent securities that are not rated). These bonds are commonly known as "junk bonds" or high-yield, high-risk bonds. See "Description of Ratings for Debt Securities" below.

 CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate/political developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers or issuers whose revenue is very sensitive to economic conditions may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are generally debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses or for public improvements or for lending private institutions or corporations funds for the construction of educational facilities, hospitals, housing, industrial facilities or for other public purposes. The interest on these obligations is generally not included in gross income for federal income tax purposes. See "Additional Information Concerning Taxes" below. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the respective issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

 There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two primary classifications described above.

 The amount of information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose equity securities are publicly traded.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

   WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase.

    The fund will not use these transactions for leveraging purposes, and will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (in other words, it will have an amount greater than its net assets subject to market risk). Should the fund be in a leveraged position during a period of declining bond prices, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate addetional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- Although the fund has no current intention of doing so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objectives, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

   PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover to exceed 100% annually. The fund's portfolio turnover rate would exceed 100% if each security in the fund's portfolio was replaced once every year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last eight years.

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- The following describes certain risks with respect to debt obligations of California issuers in which the fund may invest. Such information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Prospectus. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of public entities to pay their obligations.

 The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

 Certain debt obligations held by the fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain state property and other state tax revenues and moneys from the state's general fund are appropriated by the state legislature each fiscal year for distribution to counties, cities and their various taxing entities, such as school districts, to assist such local entities in providing essential governmental functions, including those required by state law. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the fund may be impaired.

    Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real or personal property taxes as a source of revenue or may be leases subject to annual appropriation by the lessor.
Article XIIIA of the California Constitution limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed one percent of the full cash value of the property, and effectively prohibits the levying of any other ad valorem property tax, even with voter approval. Full cash value is defined as the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraisal value of real property when purchased, newly constructed, or when a change in ownership has occurred after the 1975 assessment. The full cash value is subject to annual adjustment to reflect inflation at a rate not to exceed two percent or a reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. Article XIIIB of the California Constitution limits the amount of appropriations of state and of local governments from "proceeds of taxes" to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and certain other adjustments. Both Article XIIIA and Article XIIIB were adopted by the people of the State of California pursuant to the State's initiative constitutional amendment process.

  Certain debt obligations held by the fund may be obligations payable solely from lease payments on real property leased to the state, cities, counties or their various public entities, especially since the adoption of Article XIIIA described above because such leases are structured so as not to create a statutory "debt" of the leasing entity. However, to insure that a debt is not technically created, California law requires that the lessor is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessor does not agree to pay lease payments beyond the current fiscal year; it only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted.
Each of these factors presents a risk that the lease financing obligations held by the fund would not be paid in a timely manner.

 Certain debt obligations held by the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

 The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for nonemergency inpatient services to Medi-Cal beneficiaries, generally on a flat per diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges. It is expected that hospitals that do not contract with health plans and insurers will experience some decrease in patient census.

 Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, Arthur D. Little, Inc. prepared a study in September, 1986 to evaluate the adequacy of the reserve fund established under the insurance program, and based on certain formulations and assumptions found the reserve fund underfunded. There has been no further such study to date. A similar ADL study in 1983 also had found the reserve fund to be underfunded at that time. Moreover, moneys in the reserve fund may be reappropriated by the California Legislature. In 1987, the Legislature reappropriated $1.2 million of the reserve fund for other purposes and reserves authority to do so in the future.

 Certain debt obligations held by the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property.
California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

 Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

 In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

 Certain debt obligations held by the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

 Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                            INVESTMENT RESTRICTIONS
 The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that the fund may not:

  1. Invest more than 5% of the value of its total assets in the securities of any one issuer [or hold more than 10% of any class of securities of any one issuer (for this purpose all indebtedness of an issuer shall be deemed a single class)], provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the U.S. Government or its agencies or instrumentalities;

  2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to legal or contractual restrictions on disposition;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

 15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

 17. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.

 For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

    For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

    Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Another policy of the fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

                          TRUST OFFICERS AND TRUSTEES
                       Trustees and Trustee Compensation

NAME, ADDRESS AND AGE          POSITION WITH   PRINCIPAL OCCUPATION(S)   AGGREGATE            TOTAL COMPENSATION   TOTAL NUMBER
                               REGISTRANT    DURING PAST 5 YEARS       COMPENSATION         FROM ALL FUNDS      OF FUND BOARDS
                                             (POSITIONS WITHIN THE     (INCLUDING           MANAGED BY CAPITAL   ON WHICH
                                             ORGANIZATIONS LISTED MAY   VOLUNTARILY DEFERRED   RESEARCH AND        TRUSTEE SERVES
                                             HAVE CHANGED DURING THIS   COMPENSATION /1/)    MANAGEMENT          /2/
                                             PERIOD)                   FROM THE COMPANY     COMPANY /2/
                                                                       DURING FISCAL YEAR
                                                                       ENDED AUGUST 31,
                                                                       1995

++ H. Frederick Christie       Trustee       Private Investor.  The Mission Group   $2,309 /3/           $136,600            18

 P.O. Box 144                                (non-utility holding Company,

 Palos Verdes Estates, CA 90274                 subsidiary of  Southern California

 Age: 62                                     Edison Company), former President

                                             and Chief Executive Officer

 Diane C. Creel                Trustee       Chairwoman, CEO and President,   $2,256               $30,675             12

 100 W. Broadway                             The Earth Technology Corporation

 Suite 5000
 Long Beach, CA 90802
 Age: 46

 Martin Fenton, Jr.            Trustee       Chairman, Senior Resource Group   $2,722 /3/           $102,700            16

 4350 Executive Drive                        (management of senior living

 Suite 101                                   centers)
 San Diego, CA  92121-2116
 Age: 60

 Leonard R. Fuller             Trustee       President, Fuller & Company, Inc.   $2,111               $31,575             12

 4337 Marina City Drive                      (financial management consulting

 Suite 841 ETN                               firm)
 Marina del Rey, CA 90292
 Age:  48

+* Abner D. Goldstine          President,    Capital Research and Management   none /4/             none /4/            12

 Age: 65                       PEO and       Company, Senior Vice President

                               Trustee       and Director

+** Paul G. Haaga, Jr.         Chairman of   Capital Research and Management   none /4/             none /4/            14

 Age: 46                       the Board     Company, Senior Vice President

                                             and Director

 Herbert Hoover III            Trustee       Private Investor          $2,127               $60,050             14
 200 S. Los Robles Avenue
 Suite 520
 Pasadena, CA 91101-2431
 Age: 67

 Richard G. Newman             Trustee       Chairman, President and CEO,   $2,741 /3/           $39,050             12

 3250 Wilshire Boulevard                     AECOM Technology Corporation

 Los Angeles, CA 90010-1599                  (architectural engineering)
 Age: 60

 Peter Valli                   Trustee       Chairman and CEO, BW/IP   $2,450 /3/           $37,050             12
 200 Oceangate Boulevard                     International Inc. (industrial

 Suite 900                                   manufacturing)
 Long Beach, CA 90802
 Age: 68


+ Trustees who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows:
 H. Frederick Christie ($724), Martin Fenton, Jr. ($5,807), Richard G. Newman ($6,373) and Peter C. Valli ($5,610).

/4/ Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

    OFFICERS
(with their principal occupations during the past five years)#

*** Neil L. Langberg, SENIOR VICE PRESIDENT.  Capital Research and Management
 Company, Vice President, Investment Management Group

** Mary C. Cremin, VICE PRESIDENT AND TREASURER.  Capital Research and
Management Company,   Senior Vice President - Fund Business Management Group

* Michael J. Downer, VICE PRESIDENT. Capital Research and Management Company, Senior Vice President - Fund Business Management Group

* Julie F. Williams, SECRETARY. Capital Research and Management Company, Vice President - Fund Business Management Group

* Kimberly S. Verdick, ASSISTANT SECRETARY. Capital Research and Management Company,
     Assistant Vice President - Fund Business Management Group

** Nymia M. Cucueco, ASSISTANT TREASURER.  Capital Research and Management
Company,
  Vice President - Fund Business Management Group

** Anthony W. Hynes, Jr., ASSISTANT TREASURER. Capital Research and Management Company,
  Vice President - Fund Business Management Group


# Positions within the organizations listed may have changed during this period.

*  Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

*** Address is 11100 Santa Monica Boulevard, Los Angeles, CA  90025

    No compensation is paid by the fund to any officer or Trustee who is a director or officer of the Investment Adviser. The fund pays annual fees of $1,200 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of October 1, 1995, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

    As of October 1, 1995, the following shareholder owned 5% or more of the fund's outstanding shares: Don Valentine - 5.62%.

                                   MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serve over five million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the Trust and the Investment Adviser will continue in effect until May 31, 1996, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually as to a fund by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Trust for its acts or omissions in the performance of its obligations to the Trust not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 Subject to the expense limitation described below, the fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies; blue sky expenses; expenses of shareholders' meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; the fund's distribution expenses pursuant to the Plan of Distribution; compensation, fees and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; and costs of stationery, forms and certificates prepared exclusively for the fund.

 The Investment Adviser has agreed to waive its fees by any amount necessary to assure that fund expenses do not exceed applicable expense limitations in any state in which the fund's shares are being offered for sale. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Expenses pursuant to the fund's Plan of Distribution are excluded from this limit. Other expenses which are not subject to this limit include interest, taxes, brokerage commissions, transaction costs, and extraordinary items such as litigation and any amounts excludable under the applicable regulation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

    During the fiscal years ended August 31, 1995, 1994, and 1993, the Investment Adviser's total fees amounted to $943,000, $931,000, and $758,000, respectively.

   PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Trust's principal underwriter. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act
(see "Principal Underwriter" in the Prospectus).   The Principal Underwriter
receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1995 amounted to $100,000 after allowance of $400,000 to dealers. During the fiscal years ended August 31, 1994 and 1993 the Principal Underwriter retained $167,000 and 203,000, respectively.

    As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the Trust may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the investment adviser and related companies. Potential benefits of the plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.

    Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the Trust's fiscal year ended August 31, 1995, the fund paid or accrued $409,000 under the Plan as compensation to dealers. As of August 31, 1995, accrued and unpaid distribution expenses were $97,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS
DIVIDENDS AND DISTRIBUTIONS - For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any discount or premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

                    ADDITIONAL INFORMATION CONCERNING TAXES
 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

FEDERAL TAXES - The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof.

"Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the gains or the sale or other disposition of stock or securities held less than three months, and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

    While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

    If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to meet these distribution requirements to avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and may be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

    As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, (corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.

    The interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.
 Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends, and all other tax-exempt interest received during tax years beginning on or after January 1, 1987.

    Under the Code, distributions of net investment income by the Funds to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

CALIFORNIA TAXES - The fund itself is not subject to tax in California if it qualifies for exemption from federal tax under the Code as described above.

 If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Municipal Securities"), the fund will be qualified to pay dividends exempt from California corporate or personal income tax to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the fund fails to so qualify, no part of the fund's dividends will be exempt from California corporate or personal income tax.

 Not later than 60 days after the close of its taxable year, the fund will notify each shareholder of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year that is exempt from California corporate or personal income tax. The total amount of California exempt-interest dividends paid by the fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California Municipal Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of additional fund securities and dividends paid to the fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid by the fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the fund from California Municipal Securities for such year in the same ratio as such interest from California Municipal Securities bears to the total gross income earned by the fund for the year. The effect of this accounting convention is that amounts of interest from California Municipal Securities received by the fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

 California has "conformity legislation" making federal alternative minimum tax provisions generally applicable for California personal and corporate income tax purposes; however, California does not include interest on private activity bonds as an item of tax preference for personal and corporate income tax purposes. Under these rules, dividends from the fund attributable to interest on all tax-exempt obligations may be includable in adjusted book income and adjusted current earnings for purposes of the alternative minimum tax on corporations.

 In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Securities held by the fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes--Federal Taxes" above.

 Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as ordinary dividends. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for California corporate or personal income tax purposes if the fund distributes California exempt-interest dividends during the shareholder's taxable year.

 The foregoing is only a summary of some of the important California corporate or personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable from income for California income tax purposes only. Any dividends paid to fund shareholders subject to California state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to California franchise tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of fund dividends and as to their particular California tax situation in general.

                               PURCHASE OF SHARES
   PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

    1. Municipal bonds and notes and any other securities with more than 60 days remaining to maturity normally are valued at prices obtained from a national municipal bond pricing service except that, where such prices are not available or determined by the fund's officers not to represent market value, they are valued at prices representing the mean between bid and asked quotations (on the sale of similar issues) obtained from one or more broker/dealers dealing in such municipal bonds and notes.
 All securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. The maturities of variable or floating rate instruments, or instruments with the right to sell them at par to the issuer or dealer, are deemed to be the time remaining until the next interest adjustment date or until they can be redeemed at par.

 Where market prices or market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Trustees or a committee thereof. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

 3. The net assets so obtained are then divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

   STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

    In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

    Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

   DEALER COMMISSIONS - The following commissions will be paid, as described in the prospectus, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of retirement plan accounts.) Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement showing the current transaction. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                      EXECUTION OF PORTFOLIO TRANSACTIONS
 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwriting, for the fiscal year ended August 31, 1995 amounted to $125,000.

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

   INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th floor, Los Angeles, CA 90017, has served as the Trust's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

   REPORTS TO SHAREHOLDERS - The Trust's fiscal year ends on August 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the Trust's independent auditors, whose selection is determined annually by the Trustees.

   PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- AUGUST 31, 1995



Net asset value and redemption price per share
 (Net assets divided by shares outstanding)          $15.74



Offering price per share (100/95.25 of per share
 net asset value, which takes into account the       $16.52
 fund's current maximum sales charge)



SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts, where the Trust was organized, and California, where the Trust's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested to do so by the record holders of 10% of the outstanding shares. At such meeting, a trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code, however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.

 The Trust currently issues shares in one series, but the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

                               INVESTMENT RESULTS
    The fund's yield is 4.73% based on a 30-day (or one month) period ended August 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where: a = dividends and interest earned during the period.
 b = expenses accrued for the period (net of reimbursements).
 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
 d = the maximum offering price per share on the last day of the period.

    The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 46.24% for the 30-day (or one month) period ended August 31, 1995 was 8.80%.

    The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

    The fund's total return over the past 12 months and average annual total returns for the past five-year and lifetime periods ending on August 31, 1995 were 3.01%, 7.51% and 6.51%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)/n/ = ERV. During its lifetime, the fund had a total return of 74.6%.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund may provide lifetime average total return figures.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                  ... and taken all

                                                  distributions in shares,

If you had invested                               your investment would

$10,000 in the fund                               have been worth this

this many years ago...                            much at August 31, 1995

|                                                 |

                         Periods

Number of Years          9/1-8/31                 Value



1                        1994 - 1995              $ 10,301

2                        1993 - 1995                 10,317

3                        1992 - 1995                11,664

4                        1991 - 1995                12,872

5                        1990 - 1995                14,364

6                        1989 - 1995                14,926

7                        1988 - 1995                16,484

8                        1987 - 1995                17,398

9                        1986*- 1995                17,461



  ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
    (For the lifetime of the Fund October 28, 1986 through August 31, 1995)


                    COST OF SHARES                                               VALUE OF SHARES**


Fiscal                             Total       From        From         From

Year End   Annual     Dividends    Investment   Initial     Capital Gains   Dividends   Total

Aug. 31    Dividends   (cumulative)   Cost        Investment   Reinvested    Reinvested   Value



1987*      $ 431      $ 431        $ 10,431    $ 9,147     $ 0          $ 415       $ 9,562

1988       582        1,013        11,013      9,087       0            1,002        10,089

1989       651        1,664        11,664      9,440       0            1,700        11,140

1990       682        2,346        12,346      9,247       0            2,334        11,581

1991       724        3,070        13,070      9,727       0            3,192       12,919

1992       771        3,841        13,841      10,140      0            4,118       14,258

1993       806        4,647        14,647      10,867      0            5,256       16,123

1994       875        5,522        15,522      10,267      57           5,820       16,144

1995       932        6,454        16,454      10,493      58           6,910       17,461



*  From inception on October 28, 1986

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In all of the 10-year periods during which those funds were managed by Capital Research and Management Company since 1964 (115 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company, the fund's Investment Adviser.

 The fund may also refer to results compiled by organizations such as Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES
 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:
BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."
NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --
 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.

 --  High rates of return on funds employed.

 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:
BONDS --

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."
NOTES --

 "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --
  "The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

 The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."

THE TAX-EXEMPT FUND OF CALIFORNIA
Investment Portfolio, August 31, 1995

                                                                      Principal           Market

                                                                      Amount              Value

                                                                      (000)               (000)

Tax-Exempt Securities Maturing in More than

 One Year - 95.27%

Various Purpose General Obligation Bond, 7.00% 2005                   $1,000              $1,144

Health Facilities Financing Authority:

 Hospital Revenue Bonds:

  Downey Community Hospital, Series 1993, 5.75% 2015                  8,400               7,927

  Kaiser Permanente Medical Care Program, Semi-annual

   Tender Revenue Bonds, 1985 Tender Bonds, 5.55% 2025                2,000               1,811

  Pacific Presbyterian Medical Center Insured Variable

  Rate Demand, 1985 Series B, 6.75% 2015                              1,750               1,804

  St. Joseph Health System:

   Series 1989 A, 6.90% 2014 (Prerefunded 1999)                       1,250               1,387

   Series 1991 A, 6.75% 2021 (Prerefunded 2001)                       4,000               4,516

 Hospital Revenue Refunding Bonds (Saint Francis

  Memorial Hospital), Series 1993A, 5.75% 2005                        1,150               1,128

Housing Finance Agency, Home Mortgage Revenue Bonds:

 1991 Series A, 7.35% 2011                                            550                 591

 1991 Series G, 6.95% 2011                                            1,490               1,568

 1995 Series G, 5.65% 2025                                            1,000               1,007

 1995 Series K, 5.55% 2021                                            2,500               2,524

Pollution Control Financing Authority:

 Pollution Control Revenue Bonds:

  (Pacific Gas and Electric Company), 1993 Series B,

   5.85% 2023                                                         1,000               963

  (Southern California Edison Company), 1992 Series B,

   6.40% 2024                                                         1,500               1,522

 Solid Waste Revenue Bonds (Keller Canyon Landfill

  Company Project), Series 1992, 6.875% 2027                          5,200               5,424

Public Works Board, Lease Revenue Bonds:

 (California Community Colleges, Various Community

  College Projects), 1994 Series B, 6.75% 2005                        1,000               1,095

 The Regents of the University of California,

  1993 Series A (Various University of California

  Projects), 5.50% 2021                                               1,000               902

Rural Home Mortgage Finance Authority, Single Family

 Mortgage Revenue Bonds (Mortgage-Backed Securities

 Program), 1995 Series B, 7.75% 2026/1/                               1,500               1,667

Statewide Communities Development Authority:

 Hospital Revenue Certificates of Participation,

  Cedar-Sinai Medical Center, Series 1992, 6.50% 2012                 1,900               1,988

 Sisters of Charity of Leavenworth Health Services

  Corporation, Certificates of Participation,

  Series 1994, 5.00% 2023                                             2,000               1,684

 St. Joseph Health System Obligated Group,

  Certificates of Participation, 5.50% 2014                           3,000               2,800

Department of Water Resources, Central Valley Project,

 Water System Revenue Bonds:

  Series F, 7.25% 2010                                                500                 544

  Series H, 6.90% 2025 (Prerefunded 2000)                             2,000               2,243

County of Alameda, 1993 Refunding Certificates of

 Participation (Santa Rita Jail Project), MBIA Insured:

  5.375% 2009                                                         1,500               1,468

  5.00% 2023                                                          1,000               890

City of Berkeley, Health Facility Refunding Revenue

 Bonds (Alta Bates Medical Center), 1992 Series A,

  6.50% 2011                                                          3,020               3,034

Castaic Lake Water Agency, Refunding Revenue

 Certificates of Participation (Water System

 Improvement Projects), MBIA Insured, Series 1994A:

  7.25% 2007                                                          500                 587

  7.25% 2010                                                          1,400               1,655

Central Valley Financing Authority, Cogeneration

 Project Revenue Bonds (Carson Ice-Gen Project),

 1993 Series:

  6.10% 2013                                                          3,500               3,407

  6.20% 2020                                                          6,500               6,245

Culver City Redevelopment Financing Authority, 1993

 Tax Allocation Refunding Revenue Bonds, AMBAC

 Insured, 5.00% 2023                                                  2,500               2,165

Foothill/Eastern Transportation Corridor Agency, Toll

 Road Revenue Bonds, Series 1995A:

  6.00% 2016                                                          1,500               1,426

  6.00% 2034                                                          3,000               2,746

  5.00% 2035                                                          1,000               784

City of Long Beach, Financing Authority Revenue Bonds,

 Series 1992, AMBAC Insured, 6.00% 2017                               750                 774

Department of Airports of the City of Los Angeles,

 1989 Series B, 7.40% 2010                                            1,000               1,074

Los Angeles Convention and Exhibition Center

 Authority, Certificates of Participation:

  7.375% 2018 (Prerefunded 1999)                                      2,500               2,821

  7.00% 2020 (Prerefunded 1999)                                       2,000               2,230

Harbor Department of the City of Los Angeles, Revenue

 Bonds:

  Issue 1988, 7.60% 2018                                              1,750               1,978

  Issue 1995, 6.625% 2025                                             4,750               4,952

City of Los Angeles, Waste Water System Revenue Bonds:

 Series 1987, 8.125% 2017 (Prerefunded 1997)                          1,500               1,661

 Series 1990-B, 7.15% 2020 (Prerefunded 2000)                         1,000               1,129

Department of Water and Power of the City of Los

 Angeles:

  Electric Plant Revenue Bonds, Issue of 1990,

  7.125% 2030                                                         2,500               2,800

  Water Works Refunding Revenue Bonds:

   Issue of 1989, 7.00% 2022                                          1,000               1,095

   Issue of 1986, 7.375% 2022                                         1,000               1,067

County of Los Angeles, Certificates of Participation

 (Marina del Rey), Series A:

  6.25% 2003                                                          4,635               4,567

  6.50% 2008                                                          6,000               6,012

Los Angeles County Metropolitan Transportation

 Authority, Proposition C Sales Tax Revenue Bonds,

 Second Senior Bonds, Series 1995-A, AMBAC Insured,

 5.90% 2008                                                           1,030               1,074

County of Los Angeles, Pension Obligation

 Certificates, Series A, 6.875% 2006                                  1,000               1,033

Los Angeles County Public Works Financing Authority,

 Lease Revenue Bonds (Multiple Capital Facilities

 Project IV), MBIA Insured, 5.00% 2008                                2,410               2,322

Los Angeles State Building Authority:

 Lease Revenue Bonds (State of California Department

  of General Services Lease), Series 1988 A,

  7.50% 2011 (Prerefunded 1998)                                       3,500               3,853

 Lease Revenue Refunding Bonds (State of California

  Department of General Services Lease), 1993

  Series A, 5.50% 2007                                                2,000               1,968

Los Angeles County Transportation Commission, Sales

 Tax Revenue Bonds:

  Series 1989, 7.00% 2019                                             2,250               2,424

  Series 1991-A, 6.75% 2020 (Prerefunded 2001)                        2,500               2,837

Marin Municipal Water District Water Revenue Bonds,

 Series 1993, 5.65% 2023                                              1,000               948

The Metropolitan Water District of Southern

 California, Waterworks Refunding Revenue Bonds,

 Issue of 1986:

   6.75% 2022                                                         610                 630

   6.75% 2022 (Prerefunded 1996)                                      390                 406

Northern California Public Power Agency,

 Special Revenue Bonds, 1993 Refunding Series A,

 5.60% 2006                                                           4,725               4,759

City of Oakland, Special Refunding Revenue Bonds

 (Pension Financing), 1988 Series A, FGIC Insured,

 7.60% 2021                                                           1,000               1,111

Port of Oakland, Revenue Bonds:

 1989 Series B, BIG Insured, 7.25% 2016                               3,125               3,339

 1992 Series E, MBIA Insured, 6.40% 2022                              4,670               4,783

County of Orange, Airport Revenue Refunding Bonds,

 Series 1993, MBIA Insured:

  5.25% 2007                                                          1,500               1,442

  5.25% 2008                                                          500                 474

  5.50% 2013                                                          1,000               922

County of Orange (Aliso Viejo), Special Tax Bonds of

 Community Facilities District No. 88-1, Series A of

 1992:

  7.25% 2008 (Prerefunded 2002)                                       1,500               1,746

  7.35% 2018 (Prerefunded 2002)                                       4,250               5,023

Orange County Local Transportation Authority, First

 Senior Fixed-Rate Bonds:

  AMBAC Insured, 6.00% 2007                                           1,000               1,039

  MBIA Insured, 6.00% 2009                                            1,500               1,535

South Orange County, Public Financing Authority,

 Special Tax Revenue Bonds, Series B (Junior Lien

  Bonds):

   6.55% 2002                                                         1,565               1,586

   6.65% 2003                                                         1,320               1,343

   6.85% 2005                                                         2,715               2,745

   7.00% 2006                                                         1,310               1,325

   7.25% 2013                                                         2,000               2,012

City of Pasadena, Certificates of Participation (1990

 Capital Improvements Project), 7.00% 2003

 (Prerefunded 2000)                                                   1,000               1,133

Redevelopment Agency of the City of Pittsburg, Los

 Medanos Community Development Project, Tax Allocation

 Refunding Bonds, AMBAC Insured, Series 1993A,

 5.25% 2015                                                           2,195               2,022

Pleasanton Joint Powers Financing Authority,

 Reassessment Revenue Bonds, 1993 Series A:

  5.40% 1999                                                          1,000               1,006

  5.60% 2000                                                          1,940               1,951

  5.70% 2001                                                          3,980               4,014

  6.15% 2012                                                          3,900               3,876

Redding Joint Powers Financing Authority, Solid Waste

 and Corporation Yard Revenue Bonds, 1993 Series A:

  5.00% 2018                                                          4,000               3,298

  5.00% 2023                                                          2,000               1,612

Riverside County Transportation Commission, Sales Tax

 Revenue Bonds (Limited Tax), 1991 Series A,

 6.40% 1999                                                           500                 532

County of Sacramento, Single Family Mortgage Revenue

 Bonds (GNMA Mortgage-Backed Securities Program),

 Issue A of 1987, 9.00% 2019                                          1,500               2,053

Sacramento Cogeneration Authority, Cogeneration

 Project Revenue Bonds (Proctor & Gamble Project),

 1995 Series:

  6.00% 2003                                                          700                 702

  7.00% 2005                                                          1,700               1,854

  6.50% 2014                                                          1,000               1,012

  6.375% 2010                                                         3,500               3,550

  6.50% 2021                                                          4,000               3,985

Sacramento City Financing Authority, 1991 Revenue

 Bonds, 6.80% 2020 (Prerefunded 2001)                                 5,500               6,283

County of San Bernardino, Certificates of

 Participation, Series B (Capital Facilities

 Project), 6.25% 2019 (Prerefunded 2001)                              2,000               2,192

City of San Bernardino, SCH Health Care System Revenue

 Bonds (Sisters of Charity of the Incarnate Word,

 Houston, Texas), Series 1991 A, 7.00% 2021                           2,435               2,622

County of San Diego, The San Diego Regional Building

 Authority, Certificates of Participation (1991 MTS

 Tower Refunding Project), MBIA Insured, 6.223% 2019                  1,000               1,015

City and County of San Francisco, General Purpose

 Sewer Revenue Bonds, Series 1988 A, AMBAC Insured,

 7.25% 2015 (Prerefunded 1997)                                        3,320               3,592

City and County of San Francisco Redevelopment Agency,

 Lease Revenue Bonds, Series 1992 (George R. Moscone

 Convention Center), 5.50% 2018                                       4,560               4,101

County of San Joaquin, Certificates of Participation

 (1993 General Hospital Project), 6.625% 2020                         1,000               997

San Joaquin Hills Transportation Corridor Agency

 (Orange County), Senior Lien Toll Road Revenue

 Bonds:

  6.75% 2032                                                          3,000               3,031

  5.00% 2033                                                          1,000               782

Santa Ana Financing Authority, Police Administration

 and Holding Facility Lease Revenue Bonds, MBIA

 Insured, Series 1994A, 6.25% 2019                                    1,000               1,055

Santa Clara County Financing Authority, Lease Revenue

 Bonds (VMC Facility Replacement Project), AMBAC

 Insured, 1994 Series A, 7.75% 2009                                   2,200               2,703

Southern California Home Financing Authority, Single

 Family Mortgage Revenue Bonds (GNMA and FNMA

 Mortgage-Backed Securities Program), 1992 Series A,

 6.75% 2022                                                           1,120               1,147

Southern California Public Power Authority,

 1986 Refunding Series B, Palo Verde Project, 7.125%

 2015 (Prerefunded 1996)                                              1,500               1,573

The Regents of the University of California:

 1991 Certificates of Participation (UCLA Central

  Chiller/Cogeneration Facility), 7.00% 2015

  (Prerefunded 1999)                                                  1,250               1,400

Government of Guam, General Obligation Bonds, 1995

 Series A, 4.90% 1997/2/                                              1,500               1,509

                                                                                          ---------

                                                                                          222,087

                                                                                          ---------



Tax-Exempt Securities Maturing in

 One Year or Less - 4.06%

Pollution Control Financing Authority, Variable Rate

 Resource Recovery Revenue Bonds (Atlantic Richfield

 Company Project), Series 1994A, 3.65% 12/1/24/3/                     500                 500

County of Los Angeles, 1995-96 Tax and Revenue

 Notes, Series A, 4.50% 7/1/96                                        5,200               5,222

State of California, 1994 Revenue Anticipation

 Warrants, Series C, FGIC Insured 5.75% 4/25/96                       3,700               3,745

                                                                                          ---------

                                                                                          9,467

                                                                                          ---------

TOTAL TAX-EXEMPT SECURITIES (cost:$218,857,000)                                           231,554

Excess of cash and receivables over payables                                              1,561

                                                                                          ---------

NET ASSETS                                                                                $233,115

                                                                                          =========


/1/Represents a when-issued security.
/2/Interest payments on bonds issued by the governments of U.S. territories, including Guam, the U.S. Virgin Islands and Puerto Rico, are free of state and federal taxes.
/3/Coupon rate changes periodically.
See Notes to Financial Statements


The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities

August 31, 1995 (dollars in thousands)

Assets:

 Tax-exempt securities (cost: $218,857)                                           $231,554

 Cash                                                                             621

 Receivables for-

  Sales of fund's shares                                     $   55

  Accrued interest                                           3,380                3,435

                                                               ---------            ---------

                                                                                  235,610

Liabilities:

 Payables for-

  Purchases of investments                                   1,653

  Repurchases of fund's shares                               109

  Dividends payable                                          509

  Management services                                        82

  Accrued expense                                            142                  2,495

                                                               ---------            ---------

Net Assets at August 31, 1995-

 Equivalent to $15.74 per share on

 14,810,189 shares of beneficial

 interest issued and outstanding;

 unlimited shares authorized                                                      $233,115

                                                                                    =========







Statement of Operations

for the year ended August 31, 1995

(dollars in thousands)

Investment Income:

 Income:

  Interest on tax-exempt securities                                               $14,168

                                                                                    ---------

 Expenses:

  Management services fee                                    $943

  Distribution expenses                                      409

  Transfer agent fee                                         59

  Reports to shareholders                                    62

  Registration statement and prospectus                      9

  Postage, stationery and supplies                           21

  Trustees' fees                                             18

  Auditing and legal fees                                    39

  Custodian fee                                              12

  Taxes (other than federal income tax)                      4

  Other expenses                                             43                   1,619

                                                               ---------            ---------

   Net investment income                                                          12,549

                                                                                    ---------

Realized Gain and Unrealized

 Appreciation on Investments:

 Net realized gain                                                                871

 Net unrealized appreciation:

  Beginning of year                                          9,064

  End of year                                                12,697

                                                               ---------

   Net change in unrealized appreciation                                          3,633

                                                                                    ---------

   Net realized gain and change in

    unrealized appreciation on investments                                        4,504

                                                                                    ---------

Net Increase in Net Assets Resulting

 from Operations                                                                  $17,053

                                                                                    =========





See Notes to Financial Statements

Statement of Changes in Net Assets

(dollars in thousands)



                                                             Year ended            August 31,

                                                                1995                 1994

                                                              ---------            ---------

Operations:

 Net investment income                                       $  12,549            $  11,900

 Net realized gain (loss) on investments                     871                  (875)

 Net change in unrealized appreciation

  on investments                                             3,633                (11,274)

                                                               ---------            ---------

   Net increase (decrease) in net assets

    resulting from operations                                17,053               (249)

                                                               ---------            ---------

Dividends and Distributions Paid to

 Shareholders:

  Dividend from net investment income                        (12,552)             (11,899)

  Distributions from net realized gain

   on investments                                            -                    (851)

                                                               ---------            ---------

   Total dividends and distributions                         (12,552)             (12,750)

                                                               ---------            ---------



Capital Share Transactions:

 Proceeds from shares sold:

  2,513,117 and 3,510,938

  shares, respectively                                       38,225               55,665

 Proceeds from shares issued in reinvestment

  of net investment income dividends and

  distributions of net realized gain on

  investments:  498,341 and 527,612 shares,

  respectively                                               7,598                8,349

 Cost of shares repurchased:

  2,849,307 and 3,079,542 shares,

  respectively                                               (42,819)             (48,523)

                                                               ---------            ---------

  Net increase in net assets

   resulting from capital share transactions                 3,004                15,491

                                                               ---------            ---------

Total Increase in Net Assets                                 7,505                2,492

Net Assets:

 Beginning of year                                           225,610              223,118

                                                               ---------            ---------

 End of year                                                 $233,115             $225,610

                                                               =========            =========


See Notes to Financial Statements

Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Tax-exempt securities with original or remaining maturities in excess of 60 days are valued at prices obtained from a national municipal bond pricing service. The pricing service takes into account various factors such as quality, yield and maturity of tax-exempt securities comparable to those held by the fund, as well as actual bid and asked prices on a particular day. Other securities with original or remaining maturities in excess of 60 days, including securities for which pricing service values are not available, are valued at the mean of their quoted bid and asked prices. However, in circumstances where the investment adviser deems it appropriate to do so, securities will be valued at the mean of their representative quoted bid and asked prices, or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type. All securities with 60 days or less to maturity are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Dividends are declared on a daily basis after determination of the fund's net investment income and paid to shareholders on a monthly basis.

 Pursuant to the custodian agreement, the fund may receive credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $12,000 includes $3,000 that was paid by the credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of August 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $12,697,000, of which $13,408,000 related to appreciated securities and $711,000 related to depreciated securities.

During the year ended August 31, 1995, the fund realized, on a tax basis, a net capital gain of $871,000 on securities transactions. The fund has available at August 31, 1995, a net capital loss carryforward totaling $43,000, which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $218,857,000 at August 31, 1995.

3. The fee of $943,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1995, distribution expenses under the Plan were $409,000. As of August 31, 1995, accrued and unpaid distribution expenses were $97,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $59,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $100,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1995, aggregate amounts deferred were $16,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1995, accumulated undistributed net realized loss on investments was $43,000 and paid-in capital was $220,461,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $93,716,000 and $87,514,000, respectively, during the year ended August 31, 1995.

Per-Share Data and Ratios

                                                      Year         ended        August      31

                                         1995         1994         1993         1992        1991         1990



Net Asset Value, Beginning

 of Year                                 $15.40       $16.30       $15.21       $14.59      $13.87       $14.16

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Income from Investment

 Operations:

 Net investment income                   .86          .84          .84          .85         .85          .84

 Net realized and

  unrealized gain

  (loss) on investments                  .34          (.84)        1.09         .62         .72          (.29)

                                         -------      -------      -------      ------      -------      -------
                                                                                -

  Total income from

   investment operations                 1.20         .00          1.93         1.47        1.57         .55

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Less Distributions:

 Dividends from net

  investment income                      (.86)        (.84)        (.84)        (.85)       (.85)        (.84)

 Distributions from net

  realized gains                            -         (.06)           -            -           -            -

                                         -------      -------      -------      ------      -------      -------
                                                                                -

  Total distributions                    (.86)        (.90)        (.84)        (.85)       (.85)        (.84)

                                         -------      -------      -------      ------      -------      -------
                                                                                -

Net Asset Value, End of Year             $15.74       $15.40       $16.30       $15.21      $14.59       $13.87

                                         =======      =======      =======      ======      =======      =======
                                                                                =



Total Return*                              8.16%      0.13%        13.08%       10.36%      11.56%       3.96%





Ratios/Supplemental Data:

Net assets, end of year

 (in millions)                           $233         $226         $223         $148        $111         $86

Ratio of expenses to average

 net assets                                 .73%      .71%         .71%         .74%        .85%         .93%

Ratio of net income to

 average net assets                        5.65%      5.28%        5.36%        5.66%       5.89%        5.92%

Portfolio turnover rate                   41.36%       15.08%       16.82%                   33.72%       20.20%
                                                                                20.28%


*This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.

                                      PART C
                     THE TAX-EXEMPT FUND OF CALIFORNIA

OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
(A)  FINANCIAL STATEMENTS:
 Included in Prospectus - Part A
  Condensed Financial Information
 Included in Statement of Additional Information - Part B
  Investment Portfolio   Notes to Financial Statements
  Statement of Assets and Liabilities Selected Per-Share Data and Ratios Statement of Operations Report of Independent Accountants
  Statement of Changes in Net Assets

(B) EXHIBITS:
  1. On file (see SEC file Nos. 811-4694 and 33-6180)
  2. On file (see SEC file Nos. 811-4694 and 33-6180)
  3. None.
  4. On file (see SEC file Nos. 811-4694 and 33-6180)
  5. On file (see SEC file Nos. 811-4694 and 33-6180)
  6. On file (see SEC file Nos. 811-4694 and
  33-6180)
  7. None.
  8. On file (see SEC file Nos. 811-4694 and 33-6180)
     9. Form of Shareholder Services Agreement between Registrant and American Funds Service Company, as amended 1/1/95.
 10. Not applicable to this filing.
 11. Consent of independent auditors
 12. None.
 13. On file (see SEC file Nos. 811-4694 and 33-6180)
 14. None.
 15. On file (see SEC file Nos. 811-4694 and 33-6180)
 16. Updates to previously filed schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (see SEC file Nos. 811-4694 and 33-6180).
    17. Financial data schedule.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.
     As of August 31, 1995.

                                    Number of

Title of Class                      Record-Holder
                                    s



Shares of Beneficial                   4,608

Interest (no par value)


ITEM 27.  INDEMNIFICATION.
     Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policy written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify the individual.

  Article VI of the Trust's By-Laws states:
   (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

 (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and

ITEM 27. INDEMNIFICATION (CONT.)
reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion.

 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case,upon receipt of an undertaking and security by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee, officer, distributor, investment adviser or controlling shareholder of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this
Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the SEC. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be deter mined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
  None.

ITEM 29. PRINCIPAL UNDERWRITERS.
  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)  (1)                                  (2)                 (3)



NAME AND PRINCIPAL             POSITIONS AND OFFICES          POSITIONS AND OFFICES

BUSINESS ADDRESS                 WITH UNDERWRITER             WITH REGISTRANT



# David L. Abzug               Assistant Vice President       None



 John A. Agar                  Regional Vice President        None
  1501 N. University Drive
  Little Rock, AR  72207



 Robert B. Aprison             Regional Vice President        None

  2983 Bryn Wood Drive

  Madison, WI  53711



& Richard Armstrong            Assistant Vice President       None



* William W. Bagnard           Vice President                 None



 Steven L. Barnes              Vice President                 None

  8000 Town Line Avenue South

  Suite 204

  Minneapolis, MN 55438



 Michelle A. Bergeron          Regional Vice President        None

  1190 Rockmart Circle

  Kennesaw, GA  30144



 Joseph T. Blair               Vice President                 None

  27 Drumlin Road

  West Simsbury, CT  06092



 Ian B. Bodell                 Vice President                 None
  3100 West End Avenue,
  Suite 870

  Nashville, TN  37215



 Michael L. Brethower          Vice President                 None

  108 Hagen Court

  Georgetown, TX  78628



 C. Alan Brown                 Regional Vice President        None

  4619 McPherson Avenue

  St. Louis, MO  63108



* Daniel C. Brown              Director, Sr. Vice President    None



@ J. Peter Burns               Vice President                 None









 Brian C. Casey                Regional Vice President        None
  9508 Cable Drive
  Kensington, MD  20895



 Victor C. Cassato             Vice President                 None

  999 Green Oaks Drive

  Littleton, CO  80121



 Christopher J. Cassin         Regional Vice President        None

  231 Burlington

  Clarendon Hills, IL  60514



 Denise M. Cassin              Regional Vice President        None
  1425 Vallejo, #203
  San Francisco, CA  94109



* Larry P. Clemmensen          Director, Treasurer            None



* Kevin G. Clifford            Senior Vice President          None



 Ruth M. Collier               Vice President                 None

  145 West 67th St. Ste. 12K

  New York, NY  10023



 Thomas E. Cournoyer           Vice President                 None

  2333 Granada Boulevard

  Coral Gables, FL  33134



 Douglas A. Critchell          Vice President                 None
  3521 Rittenhouse Street, N.W.
  Washington, D.C.  20015



* Carl D. Cutting              Vice President                 None



 Michael A. Dilella            Vice President                 None

  P.O. Box 661

  Ramsey, NJ  07446



 G. Michael Dill               Senior Vice President          None

  3622 E. 87th Street

  Tulsa, OK  74137





 Kirk D. Dodge                 Vice President                 None
  2617 Salisbury Road
  Ann Arbor, MI 48103



 Peter J. Doran                Senior Vice President          None

  1205 Franklin Avenue

  Garden City, NY  11530



* Michael J. Downer            Secretary                      Vice President



 Robert W. Durbin              Vice President                 None

  74 Sunny Lane

  Tiffin, OH  44883



+ Lloyd G. Edwards             Vice President                 None



@ Richard A. Eychner           Vice President                 None



* Paul H. Fieberg              Senior Vice President          None



 John Fodor                    Regional Vice President        None

  5 Marlborough Street

  Suite 51

  Boston, MA  02116



* Mark P. Freeman, Jr.         Director, President            None



 Clyde E. Gardner              Vice President                 None

  Route 2, Box 3162

  Osage Beach, MO  65065



# Evelyn K. Glassford          Vice President                 None



 Jeffrey J. Greiner            Regional Vice President        None

  5898 Heather Glen Court

  Dublin, OH  43017



* Paul G. Haaga, Jr.           Director                       Chairman of the
                                                              Board



 David E. Harper               Vice President                 None
  R.D., 1 Box 210, Rte. 519
  Baptistown, NJ  08825









 Ronald R. Hulsey              Regional Vice President        None
  6744 Avalon
  Dallas, TX 75214



* Robert L. Johansen           Vice President, Controller     None



* V. John Kriss                Senior Vice President          None



 Arthur J. Levine              Vice President                 None

  12558 Highlands Place

  Fishers, IN  46038



# Karl A. Lewis                Assistant Vice President       None



 T. Blake Liberty              Regional Vice President        None

  12585-E East Tennessee Circle

  Aurora, CO  80012



* Heather A. Maier             Assistant Vice President-Institutional    None
                               Investment Services Division



 Steve A. Malbasa              Regional Vice President        None

  13405 Lake Shore Blvd.

  Cleveland, OH  44110



 Steven M. Markel              Vice President                 None

  5241 South Race Street

  Littleton, CO  90121



* John C. Massar               Vice President                 None



* E. Lee McClennahan           Vice President                 None



 Laurie B. McCurdy             Regional Vice President        None
  6008 E. Anderson Drive
  Scottsdale, AZ  85255



& John V. McLaughlin           Senior Vice President          None



 Terry W. McNabb               Vice President                 None
  2002 Barrett Station Road
  St. Louis, MO  63131





* R. William Melinat           Vice President - Institutional    None

                               Investment Services Division



 David R. Murray               Regional Vice President        None

  25701 S.E. 32nd Place

  Issaquah, WA  98027



 Stephen S. Nelson             Vice President                 None
  7215 Trevor Court
  Charlotte, NC 28226



* Barbara G. Nicholich         Assistant Vice President -     None

                               Institutional Investment Services
                               Division



 William E. Noe                Regional Vice President        None
  12535 Barkley
  Overland Park, KS 66209



 Peter A. Nyhus                Regional Vice President        None
  3084 Wilds Ridge Court
  Prior Lake, MN  55372



 Eric P. Olson                 Regional Vice President        None
  62 Park Drive
  Glenview, IL  60025



 Frederic Phillips             Regional Vice President        None

  32 Ridge Avenue

  Newton Centre, MA  02159



# Candance D. Pilgrim          Assistant Vice President       None



 Carl S. Platou                Regional Vice President        None
  4021 96th Avenue, S.E.
  Mercer Island, WA  98040



* John O. Post, Jr.            Vice President                 None



 Steven J. Reitman             Vice President                 None

  212 The Lane

  Hinsdale, IL  60521



 Brian A. Roberts              Regional Vice President        None
  12025 Delmahoy Drive
  Charlotte, NC  28277



* George L. Romine, Jr.        Vice President - Institutional    None

                               Investment Services Division



 George S. Ross                Vice President                 None

  55 Madison Avenue

  Morristown, NJ  07960



* Julie D. Roth                Vice President                 None



 Douglas F. Rowe               Regional Vice President        None
  104 River Road
  Georgetown, TX  78628



* Christopher S. Rowey         Regional Vice President        None



 Dean B. Rydquist              Vice President                 None
  1080 Bay Pointe Crossing
  Alpharetta, GA  30202



 Richard R. Samson             Vice President                 None

  4604 Glencoe Avenue, No. 4

  Marina del Rey, CA  90292



 Joe D. Scarpitti              Regional Vice President        None
  25760 Kensington Drive
  Westlake, OH  44145



* R. Michael Shanahan          Chairman of the Board          None



 David W. Short                Senior Vice President          None
  1000 RIDC Plaza, Suite 212
  Pittsburgh, PA  15238



* Victor S. Sidhu              Vice President - Institutional   None

                               Investment Services Division



 William P. Simon, Jr.         Vice President                 None

  554 Canterbury Lane

  Berwyn, PA  19312



* John C. Smith                Assistant Vice President -     None
                               Institutional Investment Services
                               Division



# Mark S. Smith                Director, Senior Vice President   None



* Mary E. Smith                Assistant Vice President -     None
                               Institutional Investment Services
                               Division



 Rodney G. Smith               Regional Vice President        None

  2350 Lakeside Blvd., #850

  Richardson, TX  75082



 Nicholas D. Spadaccini        Regional Vice President        None
  855 Markley Woods Way
  Cincinnati, OH  45230



 Daniel S. Spradling           Senior Vice President          None

  #4 West Fourth Avenue, Suite 406

  San Mateo, CA  94402



 Craig R. Strauser             Regional Vice President        None
  17040 Summer Place
  Lake Oswego, OR  97035



 Francis N. Strazzeri          Regional Vice President        None
  31641 Saddletree Drive
  Westlake Village, CA 91361



& James P. Toomey              Assistant Vice President       None



+ Christopher E. Trede         Assistant Vice President       None



 George F. Truesdail           Vice President                 None
  400 Abottsford Court
  Charlotte, NC  28270



 Scott W. Ursin-Smith          Regional Vice President        None

  606 Glenwood Avenue

  Mill Valley, CA  94941



@ Andrew J. Ward               Vice President                 None



* David M. Ward                Assistant Vice President -     None
                               Institutional Investment Services
                               Division



 Thomas E. Warren              Regional Vice President        None
  4001 Crockers Lake Blvd.,
#1012

  Sarasota, FL  34238



# J. Kelly Webb                Senior Vice President          None



 Gregory J. Weimer             Regional Vice President        None

  125 Surrey Drive

  Canonsburg, PA  15317



# Timothy W. Weiss             Director                       None



** N. Dexter Williams          Vice President                 None



 Timothy J. Wilson             Regional Vice President        None
  113 Farmview Place
  Venetia, PA  15367



* Marshall D. Wingo            Senior Vice President          None



* Robert L. Winston            Director, Sr. Vice President   None



 William R. Yost               Regional Vice President        None
  9320 Overlook Trail
  Eden Prairie, MN 55347



 Janet M. Young                Regional Vice President        None
  1616 Vermont
  Houston, TX 77006



* Business Address, 333 South Hope Street, Los Angeles, CA  90071
** Business Address, Four Embarcadero Center, Suite 1800, San Francisco, CA
94111
# Business Address, 135 South State College Boulevard, Brea, CA  92621
& Business Address, 8000 IH-10 West, Suite 1400, San Antonio, TX  78230
@ Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
+ Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240
   % Business Address, 3000 K. Street, N.W., Suite 230, Washington, D.C. 20007-5124
 (c)           None.
ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.
 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92621.
 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240, 8000 IH-10 West, Suite 1400, San Antonio, TX 78230 and 5300 Robin Hood Road, Norfolk, VA 23514.
 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.
ITEM 31. MANAGEMENT SERVICES.
 None.
ITEM 32.  UNDERTAKINGS.
 (c) As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.
                            SIGNATURE OF REGISTRANT
 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 25th day of October, 1995.
  THE AMERICAN FUNDS TAX-EXEMPT SERIES II
  By /s/ Paul G. Haaga, Jr.
       (Paul G. Haaga, Jr., Chairman of the Board)
 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 25, 1995, by the following persons in the capacities indicated.

SIGNATURE                                            TITLE



(1)      Principal Executive Officer:



         /s/ Abner D. Goldstine                   President and Trustee

         (Abner D. Goldstine)



(2)      Principal Financial Officer and

         Principal Accounting Officer:



         /s/ Mary C. Cremin                       Treasurer

         (Mary C. Cremin)



(3)      Trustees:



         H. Frederick Christie*                   Trustee

         Martin Fenton, Jr.*                      Trustee



         /s/ Abner D. Goldstine                     President and Trustee

         (Abner D. Goldstine)



         /s/ Paul G. Haaga, Jr.                       Chairman of the Board

         (Paul G. Haaga, Jr.)



         Diane C. Creel/1/                        Trustee

         Leonard R. Fuller/1/                     Trustee

         Herbert Hoover III*                      Trustee

         Richard G. Newman*                       Trustee

         Peter C. Valli*                          Trustee


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact
/1/ Powers of Attorney are attached hereto.
 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).
     /s/ Michael J. Downer
     Michael J. Downer
                                      C-14

                               POWER OF ATTORNEY

 I, Diane C. Creel, the undersigned Trustee of The Tax-Exempt Fund of California, a Massachusetts business trust, revoking all prior powers of attorney given as a Trustee of The Tax-Exempt Fund of California do hereby constitute and appoint Mary C. Cremin, Michael J. Downer, Paul G. Haaga, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Trustee of said Trust to any and all Registration Statements of The Tax-Exempt Fund of California, File Nos. 33-6180 and 811-4694, under the Securities Act of 1933 as amended and the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Trust is registered to sell shares, and (2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

 EXECUTED at Los Angeles, California, this 12th day of December, 1994.
  /s/ Diane C. Creel
  Diane C. Creel, Trustee

                               POWER OF ATTORNEY

 I, Leonard R. Fuller, the undersigned Trustee of The Tax-Exempt Fund of California, a Massachusetts business trust, revoking all prior powers of attorney given as a Trustee of The Tax-Exempt Fund of California do hereby constitute and appoint Mary C. Cremin, Michael J. Downer, Paul G. Haaga, Jr., Kimberly S. Verdick and Julie F. Williams, or any of them, to act as attorneys-in-fact for and in my name, place and stead (1) to sign my name as Trustee of said Trust to any and all Registration Statements of The Tax-Exempt Fund of California, File Nos. 33-6180 and 811-4694, under the Securities Act of 1933 as amended and the Investment Company Act of 1940, as amended, and any and all amendments thereto, said Registration Statements and amendments to be filed with the Securities and Exchange Commission, and to any and all reports, applications or renewal of applications required by any State in the United States of America in which this Trust is registered to sell shares, and (2) to deliver any and all such Registration Statements and amendments, so signed, for filing with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 as amended and/or the Investment Company Act of 1940, as amended, granting to said attorneys-in-fact, and each of them, full power and authority to do and perform every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

 EXECUTED at Los Angeles, California, this 12th day of December, 1994.
  /s/ Leonard R. Fuller
  Leonard R. Fuller, Trustee